1 First Quarter 2021 Earnings April 28, 2021

2IDEX Proprietary & Confidential Agenda IDEX Business Overview • IDEX Overview • M&A Summary • Orders & End Market Update Financials • Q1 Performance • Operating Profit 2021 Guidance IDEX Difference Updates Q&A

3IDEX Proprietary & Confidential Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13712089 • Log on to: www.idexcorp.com

4IDEX Proprietary & Confidential Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the anticipated effects of the coronavirus pandemic, including with respect to the Company’s revenues, facility closures and access to capital, capital expenditures, acquisitions, cost reductions, cash flow, cash requirements, revenues, earnings, market conditions, global economies, plant and equipment capacity and operating improvements, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: the duration of the coronavirus pandemic and the effects of the coronavirus on our ability to operate our business and facilities, on our customers and on the U.S. and global economy generally; economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2021, which is available on our website.

5IDEX Proprietary & Confidential Business Update

6IDEX Proprietary & Confidential IDEX Overview Overcoming Obstacles with Operational Excellence • Material shortages, logistics hurdles, staffing challenges • IDEX operating teams – very strong execution • Record free cash flow for second consecutive quarter Momentum Continues • Most end markets continue to improve • Lingering hesitancy of large orders in Industrial • COVID-19: uneven vaccine distribution and variants emerging Capital Deployment Acceleration • On pace for a strong year • Additional internal & external resources for M&A • Deal funnel increasing

7IDEX Proprietary & Confidential M&A Summary Airtech Vacuum Acquisition • Highly engineered pressure technology products, including regenerative blowers, vacuum pumps, compressor systems and pneumatic valves. • Expands our expertise in specialized, high-performing air moving technologies • Will create a $200M+ pneumatics platform in Health & Science Technology segment

8 Sequential Organic Order Performance Quarterly improvement experienced in all segments since COVID peak

9IDEX Proprietary & Confidential 2021 Market Outlook RECOVERED Agriculture Chemical Semiconductor Food / Pharma Automotive Automotive Dispensing RECOVERING Water Industrial Analytical Instrumentation Life Sciences Industrial Fire / Rescue LAGGING Energy Other FLUID & METERING TECHNOLOGY HEALTH & SCIENCE TECHNOLOGY FIRE & SAFETY / DIVERSIFIED

10IDEX Proprietary & Confidential Financials

11IDEX Proprietary & Confidential IDEX Q1 Financial Performance Strong Q1 order growth and excellent operational performance $1.33 $1.51 Q1 2020 2021 23.5% 24.3% Q1 2020 2021 $72 $95 Q1 2020 2021 (Dollars in millions, excl. EPS) Sales Operating Margin* Earnings Per Share* Free Cash Flow *Operating margin and EPS data adjusted for fair value inventory step-up ($0.7M in Q1 2021) and restructuring expenses ($2.2M in Q1 2021 and $0.0M in Q1 2020). Organic: 6% increase 14% increase 80 bps increase 32% increase

12IDEX Proprietary & Confidential Q1 Adjusted Operating Income Walk Post-COVID volume recovery with cost discipline and strong execution (Dollars in millions)

13IDEX Proprietary & Confidential 2021 Guidance Summary Q2 2021 EPS estimate range: $1.60 – $1.63 Organic revenue growth: 18% - 20% Operating margin: ~24.5% Tax rate: ~23% FX impact: ~2.0% topline benefit based on March 31, 2020 FX rates Corporate costs: ~$21 million FY 2021 EPS estimate range: $6.05 – $6.20 Organic revenue growth: 9% – 10% Operating margin: ~24.5% FX impact: : ~1.0% topline benefit based on March 31, 2020 FX rates Other modeling items: •Tax rate: ~23% •Cap Ex: ~ $55M •Free cash flow will be approximately 115% - 120% of net income •Corporate costs: ~$74 million •EPS estimate excludes all future acquisitions and associated costs and any future restructuring expenses

14IDEX Proprietary & Confidential IDEX Difference Updates Evolution of our Culture - Diversity Equity & Inclusion • Global focus groups feedback informing our strategy • Focused on Talent Management, Acquisition & Retention • Building leadership capabilities through education Published New Corporate Social Responsibility Report • Adopted Sustainable Accounting Standards Board (SASB) sector standards • Increased disclosures around • Health & Safety • Diversity • Environmental Impact

15IDEX Proprietary & Confidential Appendix

16IDEX Proprietary & Confidential Fluid & Metering Technologies $236 $250 Q1 2020 2021 $227 $243 Q1 2020 2021 Q1 Highlights:  Industrial market continues to improve from economic recovery  Agriculture remains positive as crop price and farmer sentiment grow  Chemical market stable year-over-year  Water has maintained as we continue to monitor municipal budgets Volume rebound offset by inventory write offs and impact of acquisitions 290 bps decrease (Dollars in millions) Orders Sales Operating Margin* Q1 Sales Mix: Organic 2% Acquisition 3% FX 2% Reported Sales 7% *Operating margin adjusted for $0.7M in fair value inventory step-up in Q1 2021 and restructuring expenses ($0.9M in Q1 2021 and $0.0M Q1 2020). Organic: Flat Organic: 2% increase

17IDEX Proprietary & Confidential Health & Science Technologies Q1 Sales Mix: Organic 9% FX 3% Reported Sales 12% Q1 Highlights:  Scientific Fluidics & Optics driven by strength in analytical instrumentation and optics  Gast industrial showing signs of recovery  MPT experiencing continued strength in Food and Pharma markets  Sealing Solutions saw continued strengthening in the Semicon and Automotive Strong volume and cost discipline driving Op Margin expansion $261 $291 Q1 2020 2021 $224 $250 Q1 2020 2021 Organic: 9% increase 340 bps increase (Dollars in millions) Orders Sales Operating Margin* *Operating margin adjusted for restructuring expenses ($0.6M in Q1 2021 and $0.0M Q1 2020). Organic: 9% increase

18IDEX Proprietary & Confidential Fire & Safety / Diversified Products Q1 Highlights:  Fire & Rescue experiencing slow recovery in EU and India municipal markets  Band-IT strong results in Automotive, despite challenges in oil & gas  Dispensing recovery continued due to pent up demand within paint market Volume rebound in combination with strong execution $149 $171 Q1 2020 2021 $144 $159 Q1 2020 2021 Q1 Sales Mix: Organic 7% FX 4% Reported Sales 11% (Dollars in millions) Orders Sales Operating Margin* *Operating margin adjusted for restructuring expenses ($0.1M in Q1 2021 and $0.0M in Q1 2020). Organic: 11% increase Organic: 7% increase 160 bps increase